For Immediate Release

Investor contact:

Stacey Yonkus

212-609-4236

syonkus@liveperson.com

LivePerson Announces First Quarter 2012 Financial Results

-- Reports Record Revenue of $36.8 Million, a 21% Increase over Prior Year Period --

-- First Quarter Revenue from Business Operations Increases 23% over Prior Year Period --

NEW YORK, May 8, 2012 /PRNewswire/ -- LivePerson, Inc. (Nasdaq: LPSN), a provider of real-time chat, voice and content solutions that increase conversions and improve customer experience, today announced financial results for the first quarter ended March 31, 2012.

Revenue

Revenue from business operations (B2B) for the first quarter was $32.9 million, a 23% increase as compared to the first quarter of 2011. Total revenue for the first quarter was $36.8 million, a 21% increase from the first quarter of 2011. Revenue from consumer operations for the first quarter was $3.9 million.

“We are excited about 2012 as we continue to see strong opportunity for growth with our core chat products and great traction with our latest intelligence-driven products launched in 2011,” said CEO Robert LoCascio. “We just kicked off a global series of our ‘Aspire’ customer summits in the UK last week. What we’re discovering is how companies are leveraging our products to engage their consumers throughout the customer lifecycle, with some very innovative use cases.”

Customer Expansion

LivePerson added 28 new enterprise and midmarket clients during the quarter, including:

•	Ross Simons
•	Discount Tire Direct
•	Foxtons
•	A major luxury goods retailer

The Company also expanded business with:

•	T Mobile
•	BSkyB
•	SAP
•	One of the largest U.S. banks

Net Income

Net income for the first quarter of 2012 was $3.1 million or $0.06 per share as compared to $3.2 million or $0.06 per share in the first quarter of 2011, and net income of $3.9 million or $0.07 per share in the fourth quarter of 2011.

Adjusted Net Income and Adjusted EBITDA

LivePerson considers adjusted net income and adjusted earnings before other income/(expense), taxes, depreciation, amortization, stock-based compensation and other non-cash charges, if any (adjusted EBITDA) to be important financial indicators of the Company's operational strength and the performance of its business. These results should be considered in addition to results prepared in accordance with generally accepted accounting principles (GAAP), but should not be considered as a substitute for, or superior to, GAAP results.

A reconciliation of the differences between adjusted EBITDA and adjusted net income, and the most comparable financial measure calculated and presented in accordance with GAAP, is presented under the heading "Reconciliation of Non-GAAP Financial Information to GAAP" immediately following the Condensed Consolidated Statements of Income included below.

The difference between adjusted EBITDA per share, a non-GAAP measure, and GAAP EPS, is other income/(expense), taxes, depreciation, amortization, stock-based compensation and other non-cash charges, if any.  The difference between adjusted net income per share and GAAP EPS is amortization of intangible assets and stock-based compensation.

Adjusted net income for the first quarter of 2012 was $5.4 million or $0.09 per share, as compared to $5.1 million or $0.09 per share in the first quarter of 2011, and $5.8 million or $0.10 per share in the fourth quarter of 2011.

Adjusted EBITDA for the first quarter of 2012 was $8.7 million or $0.16 per share, as compared to $8.6 million or $0.16 per share in the first quarter of 2011, and $9.6 million or $0.17 per share in the fourth quarter of 2011.

Cash

The Company's cash balance was $107.9 million at March 31, 2012 as compared to $93.3 million as of December 31, 2011. The Company generated $11.6 million of cash from operations in the first quarter, and incurred planned capital expenditures related primarily to the purchase of servers and computer networking equipment, resulting in a cash outlay of approximately $1.7 million.

Financial Expectations

Following is the Company's current expectation for financial and operating performance:

Second Quarter 2012

•	Revenue of $38.5 - $39 million
•	Adjusted EBITDA of $0.12 - $0.14 per share
•	Adjusted net income per share of $0.07 - $0.09
•	GAAP EPS of $0.03 - $0.05
•	Fully diluted share count of approximately 56.5 million

Full Year 2012

•	Revenue of $160 - $165 million
•	Adjusted EBITDA of $0.66 - $0.70 per share
•	Adjusted net income per share of $0.40 - $0.44
•	GAAP EPS of $0.21 - $0.25
•	Fully diluted share count of approximately 57 million

Other Full Year 2012 Assumptions

•	Amortization of intangibles of approximately $0.5 million
•	Stock-compensation expense of approximately $10.5 million
•	Depreciation of approximately $8.5 million
•	Effective tax rate of approximately 37%
•	Cash tax rate of approximately 37%
•	Capital expenditures of approximately $10 million

Stock-Based Compensation

Included in the accompanying financial results are expenses related to stock-based compensation, as follows (in thousands):

3 months ended
March 31, 2012
Cost of revenue	$314
Product development	609
Sales and marketing	552
General and administrative	680
Total	$2,155

Amortization of Intangible Assets

Included in the accompanying financial results are expenses related to the amortization of intangible assets, as follows (in thousands):

3 months ended
March 31, 2012
Cost of revenue	$-
General and administrative	77
Total	$77

Earnings Teleconference and Video Discussion Information

The Company will discuss its first quarter 2012 financial results during a teleconference today, May 8, 2012, at 5:00 p.m. EST. To participate via telephone domestic callers (U.S. and Canada) should dial 877-507-3684, while international callers should dial 706-634-9559, both should reference the conference ID "74993846." The conference call will also be simulcast live on the Internet and can be accessed by logging onto the investor relations section of the Company’s web site at: http://www.liveperson.com/about/ir.

If you are unable to participate on the live call, the teleconference will be available for replay approximately two hours after the call. To access the replay, please call 855-859-2056 (U.S. and Canada) or 404-537-3406 (international). Please reference the conference ID "74993846."

The Company will also post a video discussion of its first quarter results on YouTube. To view, click on the following link: http://www.youtube.com/user/myliveperson.

About LivePerson

LivePerson, Inc. (Nasdaq: LPSN) offers a cloud-based platform that enables businesses to proactively connect in real-time with their customers via chat, voice, and content delivery at the right time, through the right channel, including websites, social media, and mobile devices. This "intelligent engagement" is driven by real-time behavioral analytics, producing connections based on a true understanding of business objectives and customer needs.

More than 8,500 companies rely on LivePerson's platform to increase conversions and improve customer experience, including Hewlett-Packard, IBM, Microsoft, Verizon, Sky, Walt Disney, PNC, QVC and Orbitz.

LivePerson received the CODiE award for Best Ecommerce Solution in 2011, and was named one of America's 25 Fastest-Growing Tech Companies by Forbes in 2011 and a Company of the Year by Frost and Sullivan in 2011. LivePerson is headquartered in New York City with offices in San Francisco, Atlanta, Tel Aviv, London and Melbourne.

For more information, please visit www.liveperson.com.

Non-GAAP Financial Disclosure

Investors are cautioned that the following financial measures used in this press release are defined as “non-GAAP financial measures” by the Securities and Exchange Commission, or SEC: adjusted EBITDA, or earnings/(loss) before other income/(expense), taxes, depreciation, amortization, stock-based compensation, other non-cash charges, if any and adjusted net income, or net income excluding amortization of intangible assets and stock-based compensation. These measures may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation. In addition, although we have provided a reconciliation of these measures to the nearest comparable GAAP measures, they should not be construed as alternatives to any other measures of performance determined in accordance with generally accepted accounting principles, or as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. We present this financial information because we believe that it is helpful to some investors as a measure of our performance. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies.

Safe Harbor Provision

Statements in this press release regarding LivePerson that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change as the quarter and year progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: potential fluctuations in our quarterly and annual results; the adverse effect that the global economic downturn may have on our business and results of operations; competition in the online sales, marketing, customer service and online engagement solutions markets; our ability to retain existing clients and attract new clients; risks related to new regulatory or other legal requirements that could materially impact our business; impairments to goodwill that result in significant charges to earnings; volatility of the value of certain currencies in relation to the US dollar, particularly the New Israeli Shekel, U.K. pound and Euro; risks related to our international operations, particularly our operations in Israel, and the civil and political unrest in that region; responding to rapid technological change and changing client preferences; our ability to retain key personnel and attract new personnel; risks related to the ability to successfully integrate past or potential future acquisitions; technology systems beyond our control and technology-related defects that could disrupt the LivePerson services; increased allowances for doubtful accounts as a result of an increasing amount of receivables due from customers with greater credit risk; privacy concerns relating to the Internet that could result in new legislation or negative public perception; risks related to the regulation or possible misappropriation of personal information belonging to our customers’ Internet users; legal liability and/or negative publicity for the services provided to consumers via our technology platforms; risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties; and risks related to our common stock being traded on more than one securities exchange, which may result in additional variations in the trading price of our common stock. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to the reports and documents filed from time to time by us with the Securities and Exchange Commission for a discussion of these and other important risk factors that could cause actual results to differ from those discussed in forward-looking statements.

LivePerson, Inc.
Condensed Consolidated Statements of Income
(In Thousands, Except Share and Per Share Data)
Unaudited

	Three Months Ended
	March 31,
	2012	2011

Revenue	$36,759	$30,382

Operating expenses:
Cost of revenue	7,923	8,095
Product development	6,657	4,377
Sales and marketing	11,089	8,860
General and administrative	6,125	3,960
Amortization of intangibles	77	11
Total operating expenses	31,871	25,303

Income from operations	4,888	5,079

Other income, net	347	170

Income before provision for income taxes	5,235	5,249

Provision for income taxes	2,112	2,018

Net income	$3,123	$3,231

Basic net income per common share	$0.06	$0.06

Diluted net income per common share	$0.06	$0.06

Weighted average shares outstanding used in basic net
income per common share calculation	54,419,498	52,080,363

Weighted average shares outstanding used in diluted net
income per common share calculation	56,389,729	54,805,222

LivePerson, Inc.
Reconciliation of Non-GAAP Financial Information to GAAP
(In Thousands, Except Share and Per Share Data)
Unaudited

Unaudited Supplemental Data

The following information is not a financial measure under generally accepted accounting principles (GAAP). In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with GAAP, or as an indicator of our operating performance, liquidity or cash flows generated by operating, investing and financing activities as there may be significant factors or trends that it fails to address. We present this financial information because we believe that it is helpful to some investors as one measure of our operations. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our results with our results from other reporting periods and with the results of other companies.

	Three Months Ended
	March 31,
	2012	2011
Net income in accordance with generally
accepted accounting principles	$3,123	$3,231
Add/(less):
(a) Amortization of intangibles	77	318
(b) Stock-based compensation	2,155	1,535
(c) Depreciation	1,628	1,634
(d) Provision for income taxes	2,112	2,018
(e) Other income, net	(347)	(170)
Adjusted EBITDA (1)	$8,748	$8,566
Diluted adjusted EBITDA per common share	$0.16	$0.16

Weighted average shares used in diluted adjusted EBITDA
per common share	56,389,729	54,805,222

Net income in accordance with generally
accepted accounting principles	$3,123	$3,231
Add:
(a) Amortization of intangibles	77	318
(b) Stock-based compensation	2,155	1,535
Adjusted net income	$5,355	$5,084
Diluted adjusted net income per common share	$0.09	$0.09

Weighted average shares used in diluted adjusted net income
per common share	56,389,729	54,805,222

Adjusted EBITDA	$8,748	$8,566
Add/(less):
(a) Changes in operating assets and liabilities	5,258	(2,479)
(b) Provision for income taxes	(2,112)	(2,018)
(c) Deferred income taxes	(632)	220
(d) Provision for doubtful accounts	20	60
(e) Other income, net	347	170
Net cash provided by operating activities	$11,629	$4,519

(1)	Earnings/(loss) before other income/(expense), taxes, depreciation, amortization, stock-based compensation and other non-cash charges.

LivePerson, Inc.
Condensed Consolidated Balance Sheets
(In Thousands)
Unaudited

	March 31, 2012	December 31, 2011

ASSETS

Current assets:
Cash and cash equivalents	$107,889	$93,278
Accounts receivable, net	17,780	20,999
Prepaid expenses and other current assets	5,869	5,390
Deferred tax assets, net	2,425	2,342
Total current assets	133,963	122,009

Property and equipment, net	13,415	13,879
Intangibles, net	1,018	1,095
Goodwill	24,090	24,090
Deferred tax assets, net	3,380	2,829
Deferred implementation costs	227	247
Security deposits	542	356
Other assets	1,563	1,546
Total assets	$178,198	$166,051

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$9,694	$8,258
Accrued expenses	11,807	12,019
Deferred revenue	6,475	5,378
Total current liabilities	27,976	25,655

Deferred revenue, net of current	979	1,152
Other liabilities	1,563	1,546
Total liabilities	30,518	28,353

Commitments and contingencies

Total stockholders' equity	147,680	137,698
Total liabilities and stockholders' equity	$178,198	$166,051